EX-99.1

Roadzen Secures Mizuho Debt Extension and Facility Increase

Additional $4 Million and Extension of Maturity on Existing $7.5 Million Facility

NEW YORK, July 26, 2024 (GLOBE NEWSWIRE) – Roadzen Inc. (Nasdaq: RDZN) ("Roadzen" or the "Company"), a global leader in AI at the convergence of insurance and mobility, today announced that it secured an extension of the maturity date and an additional $4.0 million of capital from Mizuho Securities USA LLC, a leading global investment bank and securities firm. The amended facility increases the loan from $7.5 million to $11.5 million of 15% senior secured notes, without any additional warrants, and extends the maturity date to December 31, 2024.

“We greatly appreciate Mizuho’s continued belief in our vision. This extension and facility increase, combined with management’s recent debt-to-equity exchange, advances our continuing efforts to simplify the company’s balance sheet and address inherited going-public costs - an effort we will look to conclude this summer. As Roadzen’s technology continues to gain market traction, these steps are important in paving the way to achieving a market valuation that reflects our potential” commented Rohan Malhotra, Roadzen’s founder & CEO.

About Roadzen Inc.

Roadzen Inc. (Nasdaq: RDZN) is a global technology company transforming auto insurance using advanced artificial intelligence (AI). Thousands of clients, from the world’s leading insurers, carmakers and fleets, to dealerships and auto insurance agents, use Roadzen’s technology to build new products, sell insurance, process claims, and improve road safety. Roadzen’s pioneering work in telematics, generative AI, and computer vision has earned Roadzen recognition as a top AI innovator by publications such as Forbes, Fortune and Financial Express. Roadzen’s mission is to continue advancing AI research at the intersection of mobility and insurance, ushering in a world where accidents are prevented, premiums are fair, and claims are processed within minutes, not weeks. Headquartered in Burlingame, California, the Company has 380 employees across its global offices in the U.S., India, U.K. and France. To learn more, please visit www.roadzen.ai.

Media Contacts:

Sanya Soni: sanya@roadzen.ai
Gutenberg: roadzen@thegutenberg.com

Investor Contacts:

IR@roadzen.ai

Cautionary Statement Regarding Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking

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